Commitments and Contingencies	9 Months Ended	12 Months Ended
	Nov. 03, 2018	Feb. 03, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

The Company is subject to various claims and pending or threatened lawsuits in the normal course of business. The Company is not currently a party to any legal proceedings that it believes would have a material adverse impact on its financial position, results of operations, or cash flows.

8. Commitment and Contingencies

Leases

The Company is obligated under long-term leases for the rental of real estate. In addition, generally the Company is required to pay insurance, real estate taxes and other operating expenses and, in some cases, additional rentals based on a percentage of sales in excess of certain thresholds, or other factors. Many of the leases require escalating payments during the lease term. Rent expense for such leases is recognized on a straight-line basis over the lease term. The initial primary term of the real estate leases (excluding ground leases) ranges from 5 to 25 years. Most of these leases have an initial term of 20 years. The initial primary term of the ground leases ranges from 15 to 44 years, and averages approximately 22 years. As of February 3, 2018, the Company has options to renew all but three of its leases for periods that range from 5 to 65 years, and average approximately 21 years.

Future minimum lease payments of operating leases as of February 3, 2018 were as follows (in thousands):

Fiscal Year	Dollars in Thousands
2018	$302,622
2019	303,112
2020	292,917
2021	282,214
2022	266,405
Thereafter	1,978,138

Total	$3,425,408

The payments above do not include future payments due under the leases for two BJ’s clubs, which closed in January 2011. Rent liabilities for the closed locations are included in current and noncurrent closed store obligations on the consolidated balance sheets.

Rental expense under real estate operating leases (including contingent rentals, which were not material) was $287.5 million in 2015, $298.1 million in 2016 and $301.9 million in 2017. These amounts do not include rental expense on equipment and equipment space of $0.8 million in 2015 and $0.7 million for both 2016 and 2017.

Future minimum lease payments of capital leases and financing obligations for arrangements that did not qualify for sale-lease back accounting as of February 3, 2018 are as follows (in thousands):

Fiscal Year	Future minimum payments
2018	$4,791
2019	4,510
2020	4,807
2021	4,833
2022	4,894
Thereafter	39,333

63,168
Amount representing interest	(27,466)

Total	$35,702

These capital lease and financing obligations are primarily included in other noncurrent liabilities on the consolidated balance sheet.

Legal Contingencies

The Company is involved in various legal proceedings that are typical of a retail business. In accordance with applicable accounting guidance, an accrual will be established for legal proceedings if and when those matters present loss contingencies that are both probable and estimable. The Company does not believe the resolution of any current proceedings will result in a material loss to the consolidated financial statements.